                                                             Exhibit 99

                                     Form 4 Joint Filer Information

Name:                       Carlyle Partners IV, L.P.
                            c/o The Carlyle Group
Address:                    1001 Pennsylvania Avenue, N.W., Suite 220 South,
                            Washington, DC 20004-2505
Designated Filer:           TCG Holdings, L.L.C.
Issuer & Ticker Symbol:     Hertz Global Holdings, Inc.  (HTZ)
Date of Event Requiring
   Statement:               March 31, 2011
                            Carlyle Partners IV, L.P.
                               By: TC Group IV, L.P., as its General Partner
                               By: TC Group IV Managing GP, L.L.C., as its
                                  General Partner
                               By: TC Group, L.L.C., as its Managing Member
Signature:                     By: TCG Holdings, L.L.C., as its Managing Member
                            By:    /s/ R. Rainey Hoffman as attorney-in-fact for
                                   ---------------------------------------------
                                   David M. Rubenstein
                            Name:   David M. Rubenstein
                            Title:  Managing Director

Name:                       TC Group IV, L.P.
                            c/o The Carlyle Group
Address:                    1001 Pennsylvania Avenue, N.W., Suite 220 South,
                            Washington, DC 20004-2505
Designated Filer:           TCG Holdings, L.L.C.
Issuer & Ticker Symbol:     Hertz Global Holdings, Inc.  (HTZ)
Date of Event Requiring
   Statement:               March 31, 2011
                            TC Group IV, L.P.
                               By: TC Group IV Managing GP, L.L.C., as its
                                  General Partner
                               By: TC Group, L.L.C., as its Managing Member
Signature:                     By: TCG Holdings, L.L.C., as its Managing Member
                            By:    /s/ R. Rainey Hoffman as attorney-in-fact for
                                   ---------------------------------------------
                                   David M. Rubenstein
                            Name:   David M. Rubenstein
                            Title:  Managing Director

Name:                       TC Group, L.L.C.
                            c/o The Carlyle Group
Address:                    1001 Pennsylvania Avenue, N.W., Suite 220 South,
                            Washington, DC 20004-2505
Designated Filer:           TCG Holdings, L.L.C.
Issuer & Ticker Symbol:     Hertz Global Holdings, Inc.  (HTZ)
Date of Event Requiring
   Statement:               March 31, 2011
                            TC Group, L.L.C.
                               By: TCG Holdings, L.L.C., as its Managing Member
                            By:    /s/ R. Rainey Hoffman as attorney-in-fact for
                                   ---------------------------------------------
Signature:                         David M. Rubenstein
                            Name:   David M. Rubenstein
                            Title:  Managing Director

Name:                       TC Group IV Managing GP, L.L.C.
                            c/o The Carlyle Group
Address:                    1001 Pennsylvania Avenue, N.W., Suite 220 South,
                            Washington, DC 20004-2505
Designated Filer:           TCG Holdings, L.L.C.
Issuer & Ticker Symbol:     Hertz Global Holdings, Inc.  (HTZ)
Date of Event Requiring
   Statement:               March 31, 2011
                            TC Group IV Managing GP, L.L.C.
                               By: TC Group, L.L.C., as its Managing Member
                               By: TCG Holdings, L.L.C., as its Managing Member
Signature:                  By:    /s/ R. Rainey Hoffman as attorney-in-fact for
                                   ---------------------------------------------
                                   David M. Rubenstein
                            Name:   David M. Rubenstein
                            Title:  Managing Director